SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):      April 9, 1996


             COPLEY REALTY INCOME PARTNERS 1; A LIMITED PARTNERSHIP (Exact Name of Registrant as Specified in its Charter)


                                  Massachusetts
                 (State or Other Jurisdiction of Incorporation)


____0-15430_____________                04-2893293
(Commission File Number)      (IRS Employer Identification No.)


399 Boylston Street, Boston, MA                   02116
(Address of principal executive offices)          (Zip Code)


_______________________________(617) 578-1200
Registrant's Telephone Number, Including Area Code


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets

     On April 9, 1996, Copley Realty Income Partners 1; A Limited Partnership sold all of its interest in a property located at 2625-2637 Shadelands Drive, Walnut Creek, California to an unrelated third party, for gross proceeds of $11,500,000. The terms of the sale were determined by arms-length negotiation between the buyer and Copley Real Estate Advisors, Inc., on behalf of the seller.

Item 7.  Financial Statements and Exhibits

     None

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 19, 1996         COPLEY REALTY INCOME PARTNERS 1;
                              A LIMITED PARTNERSHIP
                              (Registrant)



                              By:  First Income Corp.,
                                   Managing General Partner


                              By:/s/  Wesley M. Gardiner, Jr.
                                 Name:  Wesley M. Gardiner, Jr.
                                 Title: Vice President